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                                                                 Exhibit (10)(n)


                      CITY NATIONAL BANCSHARES CORPORATION

                                  7,000 SHARES

           MULTIMODE SERIES F NONCUMULATIVE REDEEMABLE PREFERRED STOCK

                               PURCHASE AGREEMENT

                                                              New York, New York
                                                              September 27, 2005

SANDLER O'NEILL & PARTNERS, L.P.
919 Third Avenue
6th Floor
New York, New York 10022

Ladies and Gentlemen:

            City National Bancshares Corporation, a New Jersey corporation (the "Company"), confirms its agreement (the "Agreement") with Sandler O'Neill & Partners, L.P., as purchaser (the "Initial Purchaser"), with respect to the issue and sale by the Company and the purchase by the Initial Purchaser of 7,000 shares (the "Shares") of MultiMode Series F Noncumulative Redeemable Preferred Stock (liquidation preference of $1,000.00 per security) of the Company (the "Preferred Stock").

            The Shares will have such preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions that are contained in a Certificate of Amendment to the Company's charter (the "Certificate of Amendment"), a copy of which is attached in Annex A hereto, that will be filed with the Department of Treasury of the State of New Jersey prior to the Closing Date (as defined in Section 2(a) hereof).

            On the Closing Date, the Shares will be issued in book-entry only form to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a Letter of Representations, dated the date hereof (the "DTC Agreement"), among the Company, Wilmington Trust Company, as agent (the "Agent"), and DTC and shall be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the "NASD") relating to trading in the PORTAL market.

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         REPRESENTATIONS AND WARRANTIES.

THE COMPANY REPRESENTS AND WARRANTS TO THE INITIAL PURCHASER AND THE TRANSFEREES (AS DEFINED IN SECTION 2(A) HEREOF), AS OF THE DATE HEREOF AND AS OF THE CLOSING DATE, AND AGREES WITH THE INITIAL PURCHASER AND THE TRANSFEREES, AS FOLLOWS:

SIMILAR OFFERINGS. WITHIN A PERIOD OF SIX MONTHS BEFORE OR AFTER THE DATE HEREOF, THE COMPANY HAS NOT, DIRECTLY OR INDIRECTLY, SOLICITED ANY OFFER TO BUY OR OFFERED TO SELL, AND WILL NOT, DIRECTLY OR INDIRECTLY, SOLICIT ANY OFFER TO BUY OR OFFER TO SELL, IN THE UNITED STATES OR TO ANY UNITED STATES CITIZEN OR RESIDENT, ANY SECURITY WHICH IS OR WOULD BE INTEGRATED WITH THE SALE OF THE SHARES (INCLUDING ANY SECURITIES OF THE SAME OR A SIMILAR CLASS AS THE SHARES) IN A MANNER THAT WOULD REQUIRE THE SHARES TO BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

INCORPORATED DOCUMENTS. THE DOCUMENTS OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "1934 ACT"), FROM AND INCLUDING THE COMMENCEMENT OF THE FISCAL YEAR COVERED BY THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, AT THE TIME THEY WERE OR HEREAFTER ARE FILED BY THE COMPANY WITH THE COMMISSION (COLLECTIVELY, THE "1934 ACT REPORTS"), COMPLIED AND WILL COMPLY IN ALL MATERIAL RESPECTS WITH THE REQUIREMENTS OF THE 1934 ACT AND THE RULES AND REGULATIONS OF THE COMMISSION THEREUNDER (THE "1934 ACT REGULATIONS"), AND, AT THE DATE OF THIS AGREEMENT AND ON THE CLOSING DATE, DO NOT AND WILL NOT INCLUDE AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING; AND OTHER THAN SUCH INSTRUMENTS, AGREEMENTS, CONTRACTS AND OTHER DOCUMENTS AS ARE FILED AS EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q OR CURRENT REPORTS ON FORM 8-K, THERE ARE NO INSTRUMENTS, AGREEMENTS, CONTRACTS OR DOCUMENTS OF A CHARACTER DESCRIBED IN ITEM 601 OF REGULATION S-K PROMULGATED BY THE COMMISSION TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY.

INDEPENDENT ACCOUNTANTS. THE ACCOUNTANTS OF THE COMPANY WHO CERTIFIED THE FINANCIAL STATEMENTS INCLUDED IN THE 1934 ACT REPORTS (THE "INDEPENDENT ACCOUNTANTS") ARE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND ITS SUBSIDIARIES WITHIN THE MEANING OF THE 1933 ACT AND THE RULES AND REGULATIONS OF THE COMMISSION THEREUNDER (THE "1933 ACT REGULATIONS").

FINANCIAL STATEMENTS AND INFORMATION. THE CONSOLIDATED HISTORICAL FINANCIAL STATEMENTS OF THE COMPANY, TOGETHER WITH THE RELATED SCHEDULES AND NOTES, INCLUDED IN THE 1934 ACT REPORTS PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE RESPECTIVE CONSOLIDATED FINANCIAL POSITIONS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AT THE RESPECTIVE DATES INDICATED, AND THE CONSOLIDATED STATEMENTS OF INCOME, CHANGES IN STOCKHOLDERS' EQUITY AND CASH FLOWS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES FOR THE RESPECTIVE PERIODS SPECIFIED; SAID FINANCIAL STATEMENTS HAVE BEEN PREPARED IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES APPLIED ON A CONSISTENT BASIS THROUGHOUT THE PERIODS INVOLVED, EXCEPT AS DISCLOSED IN THE NOTES TO SUCH FINANCIAL STATEMENTS; THE SUPPORTING SCHEDULES, IF ANY, INCLUDED IN THE 1934 ACT REPORTS PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE INFORMATION REQUIRED TO BE STATED THEREIN; AND ANY PRO FORMA FINANCIAL STATEMENTS AND THE RELATED NOTES THERETO INCLUDED IN THE 1934 ACT REPORTS PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE INFORMATION SHOWN THEREIN, HAVE BEEN PREPARED IN ACCORDANCE WITH THE COMMISSION'S RULES AND GUIDELINES WITH RESPECT TO PRO FORMA FINANCIAL STATEMENTS AND HAVE BEEN PROPERLY COMPILED ON THE BASES DESCRIBED THEREIN, AND THE ASSUMPTIONS USED IN THE PREPARATION THEREOF ARE REASONABLE AND THE ADJUSTMENTS USED THEREIN ARE APPROPRIATE TO GIVE EFFECT TO THE TRANSACTIONS AND CIRCUMSTANCES REFERRED TO THEREIN.

NO MATERIAL ADVERSE CHANGE. SINCE THE RESPECTIVE DATES AS OF WHICH INFORMATION IS GIVEN IN THE 1934 ACT REPORTS, THERE HAS NOT BEEN (A) ANY MATERIAL ADVERSE CHANGE IN THE CONDITION, FINANCIAL, REGULATORY OR OTHERWISE, OR IN THE EARNINGS, BUSINESS AFFAIRS OR BUSINESS PROSPECTS OF THE COMPANY AND ITS SUBSIDIARIES CONSIDERED AS ONE ENTERPRISE, WHETHER OR NOT ARISING IN THE ORDINARY COURSE OF BUSINESS (A "MATERIAL ADVERSE EFFECT") OR (B) ANY DIVIDEND OR DISTRIBUTION OF ANY KIND DECLARED, PAID OR MADE BY THE COMPANY ON ANY CLASS OF ITS CAPITAL STOCK OTHER THAN REGULAR QUARTERLY DIVIDENDS ON THE COMPANY'S COMMON STOCK DECLARED AND PAID CONSISTENT WITH PAST PRACTICE.

INTERNAL ACCOUNTING CONTROLS. EACH OF THE COMPANY AND ITS SUBSIDIARIES MAINTAIN A SYSTEM OF INTERNAL ACCOUNTING CONTROLS SUFFICIENT TO PROVIDE REASONABLE ASSURANCE THAT (I) TRANSACTIONS ARE EXECUTED IN ACCORDANCE WITH THE MANAGEMENT'S GENERAL OR SPECIFIC AUTHORIZATIONS, (II)

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TRANSACTIONS ARE RECORDED AS NECESSARY TO PERMIT PREPARATION OF FINANCIAL
STATEMENTS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND TO MAINTAIN ASSET ACCOUNTABILITY, (III) ACCESS TO ASSETS IS PERMITTED ONLY IN ACCORDANCE WITH THE MANAGEMENT'S GENERAL OR SPECIFIC AUTHORIZATION AND (IV) THE RECORDED ACCOUNTABILITY FOR ASSETS IS COMPARED WITH THE EXISTING ASSETS AT REASONABLE INTERVALS AND APPROPRIATE ACTION IS TAKEN WITH RESPECT TO ANY DIFFERENCES.

DISCLOSURE CONTROLS. THE COMPANY HAS ESTABLISHED AND MAINTAINS DISCLOSURE CONTROLS AND PROCEDURES (AS SUCH TERM IS DEFINED IN RULE 13A-15(E) AND 15D-15(E) UNDER THE 1934 ACT); SUCH DISCLOSURE CONTROLS AND PROCEDURES (I) ARE DESIGNED TO ENSURE THAT MATERIAL INFORMATION RELATING TO THE COMPANY, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THE COMPANY'S CHIEF EXECUTIVE OFFICER AND ITS CHIEF FINANCIAL OFFICER BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIODS IN WHICH THE 1934 ACT REPORTS ARE BEING PREPARED, (II) HAVE BEEN EVALUATED FOR EFFECTIVENESS AS OF THE END OF THE ANNUAL OR QUARTERLY PERIOD REPORTED TO THE COMMISSION AND (III) ARE EFFECTIVE TO PERFORM THE FUNCTIONS FOR WHICH THEY WERE ESTABLISHED; THE COMPANY'S AUDITORS AND THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAVE BEEN ADVISED OF: (A) ANY SIGNIFICANT DEFICIENCIES IN THE DESIGN OR OPERATION OF INTERNAL CONTROLS WHICH COULD ADVERSELY AFFECT THE COMPANY'S ABILITY TO RECORD, PROCESS, SUMMARIZE, AND REPORT FINANCIAL DATA AND (B) ANY FRAUD, WHETHER OR NOT MATERIAL, THAT INVOLVES MANAGEMENT OR OTHER EMPLOYEES WHO HAVE A ROLE IN THE COMPANY'S INTERNAL CONTROLS; ANY MATERIAL WEAKNESSES IN INTERNAL CONTROLS HAVE BEEN IDENTIFIED FOR THE COMPANY'S AUDITORS; AND SINCE THE DATE OF THE MOST RECENT EVALUATION OF SUCH DISCLOSURE CONTROLS AND PROCEDURES, THERE HAVE BEEN NO SIGNIFICANT CHANGES IN INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT INTERNAL CONTROLS, INCLUDING ANY CORRECTIVE ACTIONS WITH REGARD TO SIGNIFICANT DEFICIENCIES AND MATERIAL WEAKNESSES.

REGULATORY MATTERS. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES IS SUBJECT OR IS PARTY TO, OR HAS RECEIVED ANY NOTICE OR ADVICE THAT ANY OF THEM MAY BECOME SUBJECT OR PARTY TO ANY INVESTIGATION WITH RESPECT TO, ANY CORRECTIVE, SUSPENSION OR CEASE-AND-DESIST ORDER, AGREEMENT, CONSENT AGREEMENT, MEMORANDUM OF UNDERSTANDING OR OTHER REGULATORY ENFORCEMENT ACTION, PROCEEDING OR ORDER WITH OR BY, OR IS A PARTY TO ANY COMMITMENT LETTER OR SIMILAR UNDERTAKING TO, OR IS SUBJECT TO ANY DIRECTIVE BY, OR HAS BEEN A RECIPIENT OF ANY SUPERVISORY LETTER FROM, OR HAS ADOPTED ANY BOARD RESOLUTIONS AT THE REQUEST OF, ANY REGULATORY AGENCY (AS DEFINED BELOW) THAT CURRENTLY RELATES TO OR RESTRICTS IN ANY MATERIAL RESPECT THE CONDUCT OF THEIR BUSINESS OR THAT IN ANY MANNER RELATES TO THEIR CAPITAL ADEQUACY, CREDIT POLICIES, MANAGEMENT OR BUSINESS (EACH, A "REGULATORY AGREEMENT"), NOR HAS THE COMPANY OR ANY OF ITS SUBSIDIARIES BEEN ADVISED BY ANY REGULATORY AGENCY THAT IT IS CONSIDERING ISSUING OR REQUESTING ANY SUCH REGULATORY AGREEMENT; THERE IS NO UNRESOLVED VIOLATION, CRITICISM OR EXCEPTION BY ANY REGULATORY AGENCY WITH RESPECT TO ANY REPORT OR STATEMENT RELATING TO ANY EXAMINATIONS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES WHICH, IN THE REASONABLE JUDGMENT OF THE COMPANY, IS EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT. AS USED HEREIN, THE TERM "REGULATORY AGENCY" MEANS ANY FEDERAL OR STATE AGENCY CHARGED WITH THE SUPERVISION OR REGULATION OF DEPOSITORY INSTITUTIONS OR HOLDING COMPANIES OF DEPOSITORY INSTITUTIONS, OR ENGAGED IN THE INSURANCE OF DEPOSITORY INSTITUTION DEPOSITS, OR ANY COURT, ADMINISTRATIVE AGENCY OR COMMISSION OR OTHER GOVERNMENTAL AGENCY, AUTHORITY OR INSTRUMENTALITY HAVING SUPERVISORY OR REGULATORY AUTHORITY WITH RESPECT TO THE COMPANY OR ANY OF ITS SUBSIDIARIES.

NO UNDISCLOSED LIABILITIES. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES HAS ANY MATERIAL LIABILITY, WHETHER KNOWN OR UNKNOWN, WHETHER ASSERTED OR UNASSERTED, WHETHER ABSOLUTE OR CONTINGENT, WHETHER ACCRUED OR UNACCRUED, WHETHER LIQUIDATED OR UNLIQUIDATED, AND WHETHER DUE OR TO BECOME DUE, INCLUDING ANY LIABILITY FOR TAXES (AND THERE IS NO PAST OR PRESENT FACT, SITUATION, CIRCUMSTANCE, CONDITION OR OTHER BASIS FOR ANY PRESENT OR FUTURE ACTION, SUIT, PROCEEDING, HEARING, CHARGE, COMPLAINT, CLAIM OR DEMAND AGAINST THE COMPANY OR ITS SUBSIDIARIES GIVING RISE TO ANY SUCH LIABILITY), EXCEPT (I) FOR LIABILITIES SET FORTH IN THE FINANCIAL STATEMENTS REFERRED TO IN SECTION 1(A)(IV) ABOVE AND
(II) NORMAL FLUCTUATIONS IN THE AMOUNT OF THE LIABILITIES REFERRED TO IN CLAUSE
(I) ABOVE OCCURRING IN THE ORDINARY COURSE OF BUSINESS OF THE COMPANY AND ALL OF ITS SUBSIDIARIES SINCE THE DATE OF THE MOST RECENT BALANCE SHEET INCLUDED IN SUCH FINANCIAL STATEMENTS.

GOOD STANDING OF THE COMPANY. THE COMPANY HAS BEEN DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION IN GOOD STANDING UNDER THE LAWS OF THE STATE OF NEW JERSEY AND HAS FULL POWER AND AUTHORITY UNDER SUCH LAWS TO OWN, LEASE AND OPERATE ITS PROPERTIES AND TO CONDUCT ITS BUSINESS, TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, THE DTC AGREEMENT AND THE

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CALCULATION AGREEMENT, DATED THE DATE HEREOF (THE "CALCULATION AGREEMENT"),
BETWEEN THE COMPANY AND WILMINGTON TRUST COMPANY, AS CALCULATION AGENT (THE "CALCULATION AGENT"), AND TO ISSUE, SELL AND DELIVER THE SHARES TO AND THROUGH THE INITIAL PURCHASER; AND THE COMPANY IS DULY REGISTERED AS A BANK HOLDING COMPANY UNDER THE BANK HOLDING COMPANY ACT OF 1956, AS AMENDED.

GOOD STANDING OF THE SUBSIDIARIES. EACH "SIGNIFICANT SUBSIDIARY" (AS DEFINED IN RULE 1-02 OF REGULATION S-X) OF THE COMPANY (A "SIGNIFICANT SUBSIDIARY") HAS BEEN DULY ORGANIZED AND IS VALIDLY EXISTING AS AN ENTITY IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION IN WHICH IT IS CHARTERED AND HAS FULL POWER AND AUTHORITY UNDER SUCH LAWS TO OWN, LEASE AND OPERATE ITS PROPERTIES AND TO CONDUCT ITS CURRENT AND CONTEMPLATED BUSINESS; AND THE DEPOSIT ACCOUNTS OF EACH OF THE COMPANY'S SUBSIDIARY DEPOSITORY INSTITUTIONS ARE INSURED UP TO THE APPLICABLE LIMITS BY THE BANK INSURANCE FUND OF THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") TO THE FULLEST EXTENT PERMITTED BY LAW AND THE RULES AND REGULATIONS OF THE FDIC, AND NO PROCEEDING FOR THE REVOCATION OR TERMINATION OF SUCH INSURANCE IS PENDING OR, TO THE KNOWLEDGE OF THE COMPANY, THREATENED.

FOREIGN QUALIFICATIONS. EACH OF THE COMPANY AND ITS SUBSIDIARIES IS DULY QUALIFIED AS A FOREIGN ENTITY TO TRANSACT BUSINESS AND EACH IS IN GOOD STANDING IN EACH JURISDICTION IN WHICH SUCH QUALIFICATION IS REQUIRED, WHETHER BY REASON OF THE OWNERSHIP OR LEASING OF PROPERTY OR THE CONDUCT OF BUSINESS, EXCEPT WHERE THE FAILURE TO BE SO QUALIFIED WOULD NOT SINGULARLY, OR IN THE AGGREGATE, IN THE REASONABLE JUDGMENT OF THE COMPANY, BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT.

CAPITAL STOCK DULY AUTHORIZED AND VALIDLY ISSUED. ALL OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE COMPANY HAS BEEN DULY AUTHORIZED AND VALIDLY ISSUED AND IS FULLY PAID AND NONASSESSABLE; ALL OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF EACH SIGNIFICANT SUBSIDIARY OF THE COMPANY HAS BEEN DULY AUTHORIZED AND VALIDLY ISSUED, IS FULLY PAID AND NONASSESSABLE AND IS OWNED BY THE COMPANY, DIRECTLY OR THROUGH SUBSIDIARIES, FREE AND CLEAR OF ANY SECURITY INTEREST, MORTGAGE, PLEDGE, LIEN, ENCUMBRANCE, CLAIM OR EQUITABLE RIGHT; AND NONE OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE COMPANY OR ITS SIGNIFICANT SUBSIDIARIES WAS ISSUED IN VIOLATION OF ANY PREEMPTIVE OR SIMILAR RIGHTS ARISING BY OPERATION OF LAW, UNDER THE CHARTER, BY-LAWS OR OTHER ORGANIZATIONAL DOCUMENT OF THE COMPANY OR ANY OF ITS SIGNIFICANT SUBSIDIARIES OR UNDER ANY AGREEMENT TO WHICH THE COMPANY OR ANY OF ITS SIGNIFICANT SUBSIDIARIES IS A PARTY.

AUTHORIZATION OF THIS AGREEMENT, THE DTC AGREEMENT AND THE CALCULATION AGREEMENT. THIS AGREEMENT, THE DTC AGREEMENT AND THE CALCULATION AGREEMENT HAVE EACH BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY THE COMPANY AND, ASSUMING DUE AUTHORIZATION, EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE INITIAL PURCHASER, THE DTC AGREEMENT BY THE AGENT AND DTC AND THE CALCULATION AGREEMENT BY THE CALCULATION AGENT, AS THE CASE MAY BE, EACH CONSTITUTES A VALID, LEGAL AND BINDING AGREEMENT OF THE COMPANY, ENFORCEABLE AGAINST THE COMPANY IN ACCORDANCE WITH ITS TERMS, EXCEPT AS RIGHTS TO INDEMNITY AND CONTRIBUTION HEREUNDER MAY BE LIMITED UNDER APPLICABLE LAW OR PUBLIC POLICY AND EXCEPT FURTHER TO THE EXTENT THAT ENFORCEABILITY HEREOF MAY BE LIMITED BY (A) BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM, FRAUDULENT CONVEYANCE OR OTHER SIMILAR LAWS NOW OR HEREAFTER IN EFFECT RELATING TO CREDITORS' RIGHTS GENERALLY AND (B) GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER ENFORCEABILITY IS CONSIDERED IN A PROCEEDING AT LAW OR IN EQUITY) (COLLECTIVELY, THE "ENFORCEABILITY EXCEPTIONS").

AUTHORIZATION OF SHARES. THE SHARES HAVE BEEN DULY AUTHORIZED BY THE COMPANY FOR ISSUANCE, SALE AND DELIVERY PURSUANT TO THIS AGREEMENT; THE SHARES, WHEN ISSUED AND DELIVERED BY THE COMPANY PURSUANT TO THIS AGREEMENT AGAINST PAYMENT OF THE CONSIDERATION THEREFOR, WILL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE AND WILL NOT BE SUBJECT TO PREEMPTIVE OR OTHER SIMILAR RIGHTS OF ANY SECURITYHOLDER OF THE COMPANY; NO HOLDER OF SHARES IS OR WILL BE SUBJECT TO PERSONAL LIABILITY BY REASON OF BEING SUCH A HOLDER; AND ON THE CLOSING DATE, THE CERTIFICATE OF AMENDMENT WILL BE IN FULL FORCE AND EFFECT.

NOT AN INVESTMENT COMPANY. THE COMPANY IS NOT, AND IMMEDIATELY FOLLOWING CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE APPLICATION OF THE NET PROCEEDS THEREFROM THE COMPANY WILL NOT BE, AN "INVESTMENT COMPANY" OR AN ENTITY "CONTROLLED" BY AN "INVESTMENT COMPANY", IN EACH CASE WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT").

ABSENCE OF DEFAULTS AND CONFLICTS. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES IS IN VIOLATION OF ITS CHARTER, BY-LAWS OR OTHER ORGANIZATIONAL DOCUMENT; NEITHER THE COMPANY NOR ANY OF ITS

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SUBSIDIARIES IS IN DEFAULT IN THE PERFORMANCE OR OBSERVANCE OF ANY OBLIGATION,
AGREEMENT, COVENANT OR CONDITION CONTAINED IN ANY CONTRACT, INDENTURE, MORTGAGE, DEED OF TRUST, LOAN OR CREDIT AGREEMENT, NOTE, LEASE OR OTHER AGREEMENT OR INSTRUMENT TO WHICH IT IS A PARTY OR BY WHICH IT OR ANY OF THEM MAY BE BOUND OR TO WHICH ANY OF ITS PROPERTIES OR ASSETS IS SUBJECT (COLLECTIVELY, "AGREEMENTS AND INSTRUMENTS"), EXCEPT FOR SUCH DEFAULTS UNDER AGREEMENTS AND INSTRUMENTS THAT, IN THE REASONABLE JUDGMENT OF THE COMPANY, ARE NOT EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT; AND THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT, THE DTC AGREEMENT AND THE CALCULATION AGREEMENT BY THE COMPANY AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING THE ISSUANCE, SALE AND DELIVERY OF THE SHARES TO AND THROUGH THE INITIAL PURCHASER, HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY ACTION ON THE PART OF THE COMPANY AND DO NOT AND WILL NOT, WHETHER WITH OR WITHOUT THE GIVING OF NOTICE OR PASSAGE OF TIME OR BOTH, VIOLATE, CONFLICT WITH OR CONSTITUTE A BREACH OF, OR DEFAULT OR REPAYMENT EVENT (AS DEFINED BELOW) UNDER, OR RESULT IN THE CREATION OR IMPOSITION OF ANY, SECURITY INTEREST, MORTGAGE, PLEDGE, LIEN, CHARGE, ENCUMBRANCE, CLAIM OR EQUITABLE RIGHT UPON ANY PROPERTIES OR ASSETS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES PURSUANT TO ANY OF THE AGREEMENTS AND INSTRUMENTS, NOR WILL SUCH ACTION RESULT IN ANY VIOLATION OF THE PROVISIONS OF THE CHARTER, BY-LAWS OR OTHER ORGANIZATIONAL DOCUMENT OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR VIOLATION BY THE COMPANY OR ANY OF ITS SUBSIDIARIES OF ANY APPLICABLE LAW, STATUTE, RULE, REGULATION, JUDGMENT, ORDER, WRIT OR DECREE OF ANY GOVERNMENT, GOVERNMENT AUTHORITY, AGENCY (INCLUDING, WITHOUT LIMITATION, EACH APPLICABLE REGULATORY AGENCY) OR INSTRUMENTALITY OR COURT, DOMESTIC OR FOREIGN, HAVING JURISDICTION OVER THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE PROPERTIES OR ASSETS (COLLECTIVELY, "GOVERNMENTAL ENTITIES"). AS USED HEREIN, A "REPAYMENT EVENT" MEANS ANY EVENT OR CONDITION WHICH GIVES THE HOLDER OF ANY NOTE, DEBENTURE OR OTHER EVIDENCE OF INDEBTEDNESS (OR ANY PERSON ACTING ON SUCH HOLDER'S BEHALF) THE RIGHT TO REQUIRE THE REPURCHASE, REDEMPTION OR REPAYMENT OF ALL OR A PORTION OF SUCH INDEBTEDNESS BY THE COMPANY OR ANY OF ITS SUBSIDIARIES PRIOR TO ITS SCHEDULED MATURITY.

ABSENCE OF LABOR DISPUTE. NO LABOR DISPUTE WITH THE EMPLOYEES OF THE COMPANY OR ANY OF ITS SUBSIDIARIES EXISTS OR, TO THE KNOWLEDGE OF THE EXECUTIVE OFFICERS OF THE COMPANY, IS IMMINENT, WHICH, IN THE REASONABLE JUDGMENT OF THE COMPANY, IN EITHER CASE, IS EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT.

ABSENCE OF PROCEEDINGS. THERE IS NO ACTION, SUIT, PROCEEDING, INQUIRY OR INVESTIGATION BEFORE OR BROUGHT BY ANY GOVERNMENTAL ENTITY, NOW PENDING, OR, TO THE KNOWLEDGE OF THE COMPANY, THREATENED, AGAINST OR AFFECTING THE COMPANY OR ANY OF ITS SUBSIDIARIES, WHICH, IN THE REASONABLE JUDGMENT OF THE COMPANY IS EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT OR MATERIALLY AND ADVERSELY AFFECT THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING THE ISSUANCE, SALE AND DELIVERY OF THE SHARES TO AND THROUGH THE INITIAL PURCHASER, OR THE PERFORMANCE BY THE COMPANY OF ITS OBLIGATIONS HEREUNDER; AND THE AGGREGATE OF ALL PENDING LEGAL OR GOVERNMENTAL PROCEEDINGS TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY OR OF WHICH ANY OF THEIR RESPECTIVE PROPERTIES OR ASSETS IS THE SUBJECT, INCLUDING ORDINARY ROUTINE LITIGATION INCIDENTAL TO THE BUSINESS, ARE NOT, IN THE REASONABLE JUDGMENT OF THE COMPANY, EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT.

ABSENCE OF FURTHER REQUIREMENTS. NO FILING WITH, OR AUTHORIZATION, APPROVAL, CONSENT, LICENSE, ORDER, REGISTRATION, QUALIFICATION OR DECREE OF, OR NOTICE TO, ANY GOVERNMENTAL ENTITY, OTHER THAN THOSE THAT HAVE BEEN MADE OR OBTAINED, IS NECESSARY OR REQUIRED FOR THE AUTHORIZATION, EXECUTION OR DELIVERY OF, OR THE PERFORMANCE BY THE COMPANY OF ITS OBLIGATIONS UNDER, THIS AGREEMENT, THE DTC AGREEMENT OR THE CALCULATION AGREEMENT, OR THE CONSUMMATION BY THE COMPANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING THE ISSUANCE, SALE AND DELIVERY OF THE SHARES TO AND THROUGH THE INITIAL PURCHASER.

POSSESSION OF LICENSES AND PERMITS. THE COMPANY AND ITS SUBSIDIARIES POSSESS SUCH PERMITS, ORDERS, CERTIFICATES, LICENSES, APPROVALS, CONSENTS AND OTHER AUTHORIZATIONS (COLLECTIVELY, "GOVERNMENTAL LICENSES") ISSUED BY THE APPROPRIATE GOVERNMENTAL ENTITIES NECESSARY TO CONDUCT THE BUSINESS NOW OPERATED BY THEM THAT IS MATERIAL TO THE COMPANY AND ITS SUBSIDIARIES CONSIDERED AS ONE ENTERPRISE; THE COMPANY AND ITS SUBSIDIARIES ARE IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF ALL OF THEIR GOVERNMENTAL LICENSES, EXCEPT WHERE THE FAILURE SO TO COMPLY, IN THE REASONABLE JUDGMENT OF THE COMPANY, IS NOT EXPECTED TO, SINGULARLY OR IN THE AGGREGATE, HAVE A MATERIAL ADVERSE EFFECT; ALL OF THE GOVERNMENTAL LICENSES ARE VALID AND IN FULL FORCE AND EFFECT, EXCEPT WHEN THE INVALIDITY OF SUCH GOVERNMENTAL LICENSES OR THE FAILURE OF SUCH GOVERNMENTAL

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LICENSES TO BE IN FULL FORCE AND EFFECT, IN THE REASONABLE JUDGMENT OF THE
COMPANY, IS NOT EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; AND NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES HAS RECEIVED NOTICE OF ANY PROCEEDING, AND TO THE KNOWLEDGE OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, THERE HAS BEEN NO THREATENED PROCEEDING, RELATING TO THE REVOCATION, TERMINATION, SUSPENSION OR MODIFICATION OF ANY SUCH GOVERNMENTAL LICENSES WHICH, SINGULARLY OR IN THE AGGREGATE, IN THE REASONABLE JUDGMENT OF THE COMPANY, IS EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT.

TITLE TO PROPERTY. THE COMPANY AND ITS SUBSIDIARIES HAVE GOOD AND MARKETABLE TITLE TO ALL OF THEIR RESPECTIVE REAL AND PERSONAL PROPERTIES, IN EACH CASE FREE AND CLEAR OF ALL LIENS, ENCUMBRANCES AND DEFECTS, EXCEPT SUCH AS, IN THE REASONABLE JUDGMENT OF THE COMPANY, SINGULARLY OR IN THE AGGREGATE, ARE NOT EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT; AND ALL OF THE LEASES AND SUBLEASES UNDER WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES HOLDS PROPERTIES ARE IN FULL FORCE AND EFFECT, EXCEPT WHEN THE FAILURE OF SUCH LEASES AND SUBLEASES TO BE IN FULL FORCE AND EFFECT, IN THE REASONABLE JUDGMENT OF THE COMPANY, SINGULARLY OR IN THE AGGREGATE, IS NOT EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT, AND NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES HAS ANY NOTICE OF ANY CLAIM OF ANY SORT THAT HAS BEEN ASSERTED BY ANYONE ADVERSE TO THE RIGHTS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES UNDER ANY OF THE LEASES OR SUBLEASES UNDER WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES HOLDS PROPERTIES, OR AFFECTING OR QUESTIONING THE RIGHTS OF SUCH ENTITY TO THE CONTINUED POSSESSION OF THE LEASED OR SUBLEASED PREMISES UNDER ANY SUCH LEASE OR SUBLEASE, EXCEPT WHEN SUCH CLAIM, IN THE REASONABLE JUDGMENT OF THE COMPANY, SINGULARLY OR IN THE AGGREGATE, IS NOT EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

            (i) STABILIZATION. THE COMPANY HAS NOT TAKEN AND WILL NOT TAKE, DIRECTLY OR INDIRECTLY, ANY ACTION DESIGNED TO, OR THAT MIGHT BE REASONABLY EXPECTED TO, CAUSE OR RESULT IN STABILIZATION OR MANIPULATION OF THE PRICE OF THE SHARES.

NO GENERAL SOLICITATION. NEITHER THE COMPANY NOR ANY OF ITS AFFILIATES (AS DEFINED IN RULE 501(B) UNDER THE 1933 ACT, AN "AFFILIATE") OR ANY PERSON ACTING ON ITS OR ANY OF THEIR BEHALF (OTHER THAN THE INITIAL PURCHASER, AS TO WHOM THE COMPANY MAKES NO REPRESENTATION) HAS ENGAGED OR WILL ENGAGE, IN CONNECTION WITH THE OFFER AND SALE OF THE SHARES, IN ANY FORM OF GENERAL SOLICITATION OR GENERAL ADVERTISING WITHIN THE MEANING OF RULE 502(C) UNDER THE 1933 ACT.

NO DIRECTED SELLING EFFORTS. NEITHER THE COMPANY NOR ANY OF ITS AFFILIATES OR ANY PERSON ACTING ON ITS OR ANY OF THEIR BEHALF (OTHER THAN THE INITIAL PURCHASER, AS TO WHOM THE COMPANY MAKES NO REPRESENTATION) HAS ENGAGED OR WILL ENGAGE IN ANY DIRECTED SELLING EFFORTS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT ("REGULATION S") WITH RESPECT TO THE OFFER AND SALE OF THE SHARES.

NO REGISTRATION. SUBJECT TO COMPLIANCE BY THE INITIAL PURCHASER WITH THE RELEVANT PROVISIONS OF SECTION 6 HEREOF, IT IS NOT NECESSARY IN CONNECTION WITH THE OFFER, SALE AND DELIVERY OF THE SHARES BY THE COMPANY TO THE INITIAL PURCHASER AND BY THE INITIAL PURCHASER TO ITS TRANSFEREES (AS DEFINED IN SECTION 2(A) HEREOF) IN THE MANNER CONTEMPLATED BY THIS AGREEMENT TO REGISTER THE SHARES UNDER THE 1933 ACT.

ANY CERTIFICATE SIGNED BY ANY DULY AUTHORIZED OFFICER OF THE COMPANY OR ANY OF ITS SUBSIDIARIES AND DELIVERED TO THE INITIAL PURCHASER OR ANY TRANSFEREE OR COUNSEL FOR THE INITIAL PURCHASER OR ANY TRANSFEREE SHALL BE DEEMED A REPRESENTATION AND WARRANTY BY THE COMPANY TO THE INITIAL PURCHASER AND THE TRANSFEREES AS TO THE MATTERS COVERED THEREBY.

         PURCHASE AND SALE; CLOSING.

THE COMPANY HEREBY AGREES TO ISSUE AND SELL 7,000 SHARES ON SEPTEMBER 29, 2005 (OR SUCH OTHER DATE MUTUALLY AGREED TO BY THE COMPANY AND THE INITIAL PURCHASER) (THE "CLOSING DATE") TO THE INITIAL PURCHASER AND, SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED IN THIS AGREEMENT, THE INITIAL PURCHASER HEREBY AGREES TO PURCHASE 7,000 SHARES FROM THE COMPANY ON THE CLOSING DATE, FOR A PURCHASE PRICE EQUAL TO THE PERCENTAGE OF THEIR AGGREGATE LIQUIDATION PREFERENCE SPECIFIED IN ANNEX B HERETO. IN ADDITION, THE COMPANY ACKNOWLEDGES AND AGREES THAT THE INITIAL PURCHASER INTENDS TO, AND IS AUTHORIZED AND PERMITTED TO, TRANSFER THE SHARES TO ONE OR MORE OTHER PERSONS OR ENTITIES IN ACCORDANCE WITH SECTION 6 OF THIS AGREEMENT (EACH, A "TRANSFEREE") AND THAT EACH TRANSFEREE SHALL BE ENTITLED TO THE BENEFIT OF, AND TO RELY ON, THE PROVISIONS OF THIS AGREEMENT AS IF IT WERE A PARTY TO THIS AGREEMENT.

ON THE CLOSING DATE, THE SHARES SHALL BE REPRESENTED BY A SINGLE GLOBAL CERTIFICATE PURSUANT TO THE DTC AGREEMENT THAT IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF DTC, UNLESS THE INITIAL PURCHASER SHALL NOTIFY THE COMPANY IN WRITING OTHERWISE AT LEAST TWO DAYS PRIOR TO THE CLOSING

DATE. DELIVERY OF THE GLOBAL CERTIFICATE(S) REPRESENTING THE SHARES SHALL BE MADE BY THE COMPANY TO OR ON BEHALF OF THE INITIAL PURCHASER AT THE OFFICES OF SIDLEY AUSTIN BROWN & WOOD LLP, 787 SEVENTH AVENUE, NEW YORK, NEW YORK 10019, AND PAYMENT OF THE PURCHASE PRICE FOR THE SHARES SHALL BE MADE BY THE INITIAL PURCHASER TO THE COMPANY BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS TO A BANK PREVIOUSLY DESIGNATED BY THE COMPANY CONTEMPORANEOUS WITH CLOSING ON THE CLOSING DATE.

         NOTICE OF MATERIAL EVENTS. The Company covenants with the Initial
                  Purchaser that, prior to the completion of initial resales of the Shares purchased, or to be purchased, by the Initial Purchaser hereunder, the Company will immediately notify the Initial Purchaser, and confirm such notice in writing, of any event or development that, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect.

         PAYMENT OF EXPENSES. Whether or not this Agreement is terminated or the sale of the Shares to and through the Initial Purchaser is consummated, the Company will pay all expenses incident to the performance of its obligations under this Agreement, including
                  (i) the preparation, issuance and delivery of the certificates for the Shares, (ii) the fees and disbursements of the Company's counsel, accountants and other advisors and (iii) the fees and disbursements of the Agent, the Calculation Agent and any registrar for the Shares, as well as the expenses and listing fees incurred in connection with the clearance, settlement and trading of the Shares through DTC and the initial and continued designation of the Shares as PORTAL securities in accordance with the NASD's rules and regulations relating to trading in the PORTAL market and any stock transfer or other taxes or any stamp or other duties payable in connection with the sale of Shares to and through the Initial Purchaser.

         CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the
                  Initial Purchaser on the Closing Date are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

OPINION OF COUNSEL FOR THE COMPANY. ON THE CLOSING DATE, THE INITIAL PURCHASER AND THE TRANSFEREES, IF ANY, IDENTIFIED BY THE INITIAL PURCHASER ON OR PRIOR TO THE CLOSING DATE SHALL HAVE RECEIVED THE FAVORABLE OPINION, DATED THE CLOSING DATE, OF ST. JOHN & WAYNE, L.L.C., SPECIAL COUNSEL FOR THE COMPANY, IN SUBSTANTIALLY THE FORM SET OUT IN ANNEX C HERETO, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE INITIAL PURCHASER AND SUCH TRANSFEREES. SUCH COUNSEL MAY STATE THAT, INSOFAR AS SUCH OPINION INVOLVES FACTUAL MATTERS, THEY HAVE RELIED, TO THE EXTENT THEY DEEM PROPER, UPON CERTIFICATES OF OFFICERS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES AND PUBLIC OFFICIALS.

CERTIFICATE. ON THE CLOSING DATE, THERE SHALL NOT HAVE BEEN, SINCE THE DATE HEREOF OR SINCE THE RESPECTIVE DATES AS OF WHICH INFORMATION IS GIVEN IN THE 1934 ACT REPORTS, ANY MATERIAL ADVERSE EFFECT, AND THE INITIAL PURCHASER AND THE TRANSFEREES, IF ANY, IDENTIFIED BY THE INITIAL PURCHASER ON OR PRIOR TO THE CLOSING DATE SHALL HAVE RECEIVED A CERTIFICATE OF THE CHAIRMAN, THE CHIEF EXECUTIVE OFFICER, THE PRESIDENT, ANY EXECUTIVE VICE PRESIDENT OR ANY VICE PRESIDENT OF THE COMPANY AND OF THE CHIEF FINANCIAL OFFICER OR CHIEF ACCOUNTING OFFICER OF THE COMPANY, DATED THE CLOSING DATE, TO THE EFFECT THAT (I) THERE HAS BEEN NO SUCH MATERIAL ADVERSE EFFECT, (II) THE REPRESENTATIONS AND WARRANTIES IN
SECTION 1 HEREOF WERE TRUE AND CORRECT WHEN MADE AND ARE TRUE AND CORRECT WITH THE SAME FORCE AND EFFECT AS THOUGH EXPRESSLY MADE ON AND AS OF THE CLOSING DATE, AND (III) THE

COMPANY HAS COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL CONDITIONS ON ITS PART TO BE PERFORMED OR SATISFIED ON OR PRIOR TO THE CLOSING DATE. MAINTENANCE OF RATINGS. FROM THE DATE OF THIS AGREEMENT THROUGH THE CLOSING DATE, THERE SHALL NOT HAVE OCCURRED A DOWNGRADING IN OR WITHDRAWAL OF ANY RATING ASSIGNED TO ANY DEBT SECURITIES OR PREFERRED STOCK OF THE COMPANY OR ANY OF ITS SUBSIDIARIES BY ANY "NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION," AS THAT TERM IS DEFINED BY THE COMMISSION FOR THE PURPOSES OF RULE 436(G)(2) UNDER THE 1933 ACT, AND NO SUCH ORGANIZATION SHALL HAVE PUBLICLY ANNOUNCED THAT IT HAS UNDER SURVEILLANCE OR REVIEW ITS RATING, IF ANY, OF ANY DEBT SECURITIES OR PREFERRED STOCK OF THE COMPANY OR ANY OF ITS SUBSIDIARIES.

INITIAL PURCHASER'S RESALES OF SHARES. THE INITIAL PURCHASER SHALL HAVE ENTERED INTO AGREEMENTS WITH TRANSFEREES FOR THE RESALE OF 7,000 SHARES AND ON OR PRIOR TO THE CLOSING DATE SHALL NOT HAVE BEEN NOTIFIED BY ANY TRANSFEREE OF ITS DETERMINATION NOT TO PURCHASE ALL OF THE SHARES THAT IT THERETOFORE AGREED TO PURCHASE FROM THE INITIAL PURCHASER.

            (b) ADDITIONAL DOCUMENTS. ON THE CLOSING DATE, (I) THE CERTIFICATE OF AMENDMENT WILL BE IN FULL FORCE AND EFFECT, (II) THE COMPANY, DTC AND THE AGENT SHALL HAVE EXECUTED THE DTC AGREEMENT RELATING TO THE SHARES AND THE SHARES SHALL BE ELIGIBLE FOR CLEARANCE, SETTLEMENT AND TRADING THROUGH DTC AND DESIGNATED AS PORTAL SECURITIES IN ACCORDANCE WITH THE NASD'S RULES AND REGULATIONS RELATING TO TRADING IN THE PORTAL MARKET, (III) THE COMPANY AND THE CALCULATION AGENT SHALL HAVE EXECUTED THE CALCULATION AGREEMENT, (IV) THE INITIAL PURCHASER AND THE TRANSFEREES, IF ANY, IDENTIFIED BY THE INITIAL PURCHASER ON OR PRIOR TO THE CLOSING DATE SHALL HAVE BEEN FURNISHED SUCH DOCUMENTS AND OPINIONS AS THEY MAY REASONABLY REQUEST IN CONNECTION WITH THE ISSUANCE, SALE AND DELIVERY OF THE SHARES AND (V) ALL PROCEEDINGS TAKEN BY THE COMPANY IN CONNECTION WITH THE ISSUANCE, SALE AND DELIVERY OF THE SHARES SHALL BE SATISFACTORY IN FORM AND SUBSTANCE TO THE INITIAL PURCHASER AND SUCH TRANSFEREES.

            (c) TERMINATION OF AGREEMENT. IF ANY CONDITION SPECIFIED IN THIS SECTION SHALL NOT HAVE BEEN FULFILLED WHEN AND AS REQUIRED TO BE FULFILLED, THIS AGREEMENT MAY BE TERMINATED BY THE INITIAL PURCHASER BY NOTICE TO THE COMPANY AT ANY TIME ON OR PRIOR TO THE CLOSING DATE. IF THE SALE OF THE SHARES TO THE INITIAL PURCHASER IS NOT CONSUMMATED BECAUSE ANY CONDITION SET FORTH IN SECTION 5(A), (B), (C) OR (E) IS NOT SATISFIED, BECAUSE OF ANY TERMINATION PURSUANT TO
SECTION 10(A) HEREOF OR BECAUSE OF ANY REFUSAL, INABILITY OR FAILURE ON THE PART OF THE COMPANY TO PERFORM ANY AGREEMENT HEREIN OR COMPLY WITH ANY PROVISION HEREOF, THE COMPANY WILL REIMBURSE THE INITIAL PURCHASER UPON DEMAND FOR ALL DOCUMENTED OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) THAT SHALL HAVE BEEN INCURRED BY THE INITIAL PURCHASER IN CONNECTION WITH THE PROPOSED SALE. IN ADDITION, SUCH TERMINATION SHALL BE SUBJECT TO
SECTION 4 HEREOF, AND SECTIONS 7 AND 8 HEREOF SHALL SURVIVE ANY SUCH TERMINATION AND REMAIN IN FULL FORCE AND EFFECT.

         OFFERS AND SALES OF THE SHARES.

OFFER AND SALE PROCEDURES. THE INITIAL PURCHASER AND THE COMPANY HEREBY ESTABLISH AND AGREE TO OBSERVE THE FOLLOWING PROVISIONS WITH RESPECT TO THE OFFER, ISSUE, SALE, RESALE AND TRANSFER OF THE SHARES:

REPRESENTATION OF THE INITIAL PURCHASER. THE INITIAL PURCHASER REPRESENTS AND WARRANTS THAT IT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3), (7), OR (8) UNDER THE 1933 ACT.

OFFERS AND SALES BY THE INITIAL PURCHASER. OFFERS AND SALES OF THE SHARES WILL BE MADE BY THE INITIAL PURCHASER TO ANY TRANSFEREE ONLY IN A TRANSACTION NOT REQUIRING REGISTRATION UNDER THE 1933 ACT.

NO GENERAL SOLICITATION. NO GENERAL SOLICITATION OR GENERAL ADVERTISING (WITHIN THE MEANING OF RULE 502(C) UNDER THE 1933 ACT) HAS BEEN OR WILL BE USED IN CONNECTION WITH THE OFFER AND SALE OF THE SHARES.

NO DIRECTED SELLING EFFORTS. NO DIRECTED SELLING EFFORTS (WITHIN THE MEANING OF REGULATION S) HAVE BEEN OR WILL BE USED WITH RESPECT TO THE OFFER AND SALE OF THE SHARES.

TRANSFEREE NOTIFICATION. PRIOR TO OR CONTEMPORANEOUSLY WITH THE PURCHASE OF THE SHARES BY ANY TRANSFEREE, THE INITIAL PURCHASER WILL TAKE REASONABLE STEPS TO INFORM SUCH TRANSFEREE THAT THE SHARES (A) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE 1933 ACT, (B) ARE BEING SOLD TO SUCH TRANSFEREE WITHOUT REGISTRATION UNDER THE 1933 ACT IN ACCORDANCE WITH AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND
(C) MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE LEGEND SET FORTH IN ANNEX D HERETO.

COVENANTS OF THE COMPANY. THE COMPANY COVENANTS WITH THE INITIAL PURCHASER AS
FOLLOWS:

DUE DILIGENCE. IN CONNECTION WITH INITIAL RESALES OF THE SHARES PURCHASED, OR TO BE PURCHASED, BY THE INITIAL PURCHASER HEREUNDER, THE COMPANY AGREES THAT THE INITIAL PURCHASER AND THE TRANSFEREES SHALL HAVE THE RIGHT TO MAKE REASONABLE INQUIRIES INTO THE BUSINESS OF THE COMPANY AND THE SUBSIDIARIES OF THE COMPANY. THE COMPANY ALSO AGREES TO PROVIDE ANSWERS TO THE INITIAL PURCHASER AND THE TRANSFEREES, IF REQUESTED, CONCERNING THE COMPANY AND THE SUBSIDIARIES OF THE COMPANY (TO THE EXTENT THAT SUCH INFORMATION IS AVAILABLE OR CAN BE ACQUIRED AND MADE AVAILABLE WITHOUT UNREASONABLE EFFORT OR EXPENSE AND TO THE EXTENT THE PROVISION THEREOF IS NOT PROHIBITED BY APPLICABLE LAW) AND THE TERMS AND CONDITIONS OF THE OFFERING AND SALE OF THE SHARES.

INTEGRATION. THE COMPANY AGREES THAT IT WILL NOT, AND WILL CAUSE ITS AFFILIATES NOT TO, MAKE ANY OFFER OR SALE OF SECURITIES OF ANY CLASS IF, AS A RESULT OF THE DOCTRINE OF "INTEGRATION" REFERRED TO IN RULE 502 UNDER THE 1933 ACT, SUCH OFFER OR SALE WOULD RENDER INVALID THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT PROVIDED BY SECTION 4(2) THEREOF OR BY RULE 144A OR OTHERWISE.

RESTRICTION ON REPURCHASES. UNTIL THE EXPIRATION OF TWO (2) YEARS (OR SUCH SHORTER PERIOD AS MAY HEREAFTER BE REFERRED TO IN RULE 144(K) (OR SIMILAR SUCCESSOR RULE)) AFTER THE ORIGINAL ISSUANCE OF THE SHARES, THE COMPANY WILL NOT, AND WILL CAUSE ITS AFFILIATES NOT TO, PURCHASE OR AGREE TO PURCHASE OR OTHERWISE ACQUIRE ANY SHARES WHICH ARE "RESTRICTED SECURITIES" (AS SUCH TERM IS DEFINED UNDER RULE 144(A)(3) UNDER THE 1933 ACT), WHETHER AS BENEFICIAL OWNER OR OTHERWISE, UNLESS, IMMEDIATELY UPON ANY SUCH PURCHASE, THE COMPANY SHALL CANCEL SUCH SHARES.

RULE 144A(D)(4) INFORMATION. THE COMPANY AGREES THAT IT WILL MAKE AVAILABLE, UPON REQUEST, TO ANY HOLDER OR BENEFICIAL OWNER OF SHARES OR PROSPECTIVE ACQUIRORS OF SHARES THE INFORMATION SPECIFIED IN RULE 144A(D)(4) UNDER THE 1933 ACT UNLESS SUCH INFORMATION IS FURNISHED TO THE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE 1934 ACT.

         INDEMNIFICATION.

INDEMNIFICATION OF THE INITIAL PURCHASER. THE COMPANY AGREES TO INDEMNIFY AND HOLD HARMLESS: (X) THE INITIAL PURCHASER, (Y) EACH PERSON, IF ANY, WHO CONTROLS (WITHIN THE MEANING OF SECTION 15 OF THE 1933 ACT OR SECTION 20 OF THE 1934 ACT) THE INITIAL PURCHASER (EACH SUCH PERSON, A "CONTROLLING PERSON") AND (Z) THE RESPECTIVE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF THE INITIAL PURCHASER OR ANY SUCH CONTROLLING PERSON, AS FOLLOWS:

AGAINST ANY AND ALL LOSS, LIABILITY, CLAIM, DAMAGE AND EXPENSE WHATSOEVER, AS INCURRED, RELATING TO OR ARISING OUT OF, OR BASED UPON, IN WHOLE OR IN PART, (A) ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT INCLUDED IN THE 1934 ACT REPORTS, OR THE OMISSION OR ALLEGED OMISSION THEREFROM OF A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING; (B) ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF MATERIAL FACT CONTAINED IN ANY INFORMATION (WHETHER WRITTEN OR ORAL) OR DOCUMENTS EXECUTED IN FAVOR OF OR FURNISHED OR MADE AVAILABLE TO THE INITIAL PURCHASER BY THE COMPANY; (C) ANY OMISSION OR ALLEGED OMISSION TO STATE IN ANY INFORMATION (WHETHER WRITTEN OR
ORAL) OR DOCUMENTS EXECUTED IN FAVOR OF OR FURNISHED OR MADE AVAILABLE TO THE INITIAL PURCHASER BY THE COMPANY A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING; OR (D) THE BREACH OR ALLEGED BREACH OF ANY REPRESENTATION, WARRANTY AND AGREEMENT OF THE COMPANY CONTAINED HEREIN; AGAINST ANY AND ALL LOSS, LIABILITY, CLAIM, DAMAGE AND EXPENSE WHATSOEVER, AS INCURRED, TO THE EXTENT OF THE AGGREGATE AMOUNT PAID IN SETTLEMENT OF ANY LITIGATION, OR ANY INVESTIGATION OR PROCEEDING BY ANY GOVERNMENTAL AGENCY OR BODY, COMMENCED OR THREATENED, OR OF ANY CLAIM WHATSOEVER BASED UPON ANY SUCH UNTRUE STATEMENT OR OMISSION, OR ANY SUCH ALLEGED UNTRUE STATEMENT OR OMISSION, OR BREACH OR ALLEGED BREACH OF ANY SUCH REPRESENTATION, WARRANTY OR AGREEMENT; PROVIDED, THAT (SUBJECT TO SECTION 7(C) HEREOF) ANY SUCH SETTLEMENT IS EFFECTED WITH THE WRITTEN CONSENT OF THE COMPANY; AND AGAINST ANY AND ALL EXPENSE WHATSOEVER, AS INCURRED (INCLUDING THE FEES AND DISBURSEMENTS OF COUNSEL CHOSEN BY THE INITIAL PURCHASER), REASONABLY INCURRED IN INVESTIGATING, PREPARING OR DEFENDING AGAINST ANY LITIGATION, OR ANY INVESTIGATION OR PROCEEDING BY ANY GOVERNMENTAL AGENCY OR BODY, COMMENCED OR THREATENED, OR ANY CLAIM WHATSOEVER BASED UPON ANY SUCH UNTRUE STATEMENT OR OMISSION, OR ANY SUCH ALLEGED UNTRUE STATEMENT OR OMISSION, OR BREACH OR ALLEGED BREACH OF ANY SUCH REPRESENTATION, WARRANTY OR AGREEMENT, TO THE EXTENT THAT ANY SUCH EXPENSE IS NOT PAID UNDER (I) OR (II) ABOVE.

ACTIONS AGAINST PARTIES; NOTIFICATION. EACH INDEMNIFIED PARTY SHALL GIVE NOTICE AS PROMPTLY AS REASONABLY PRACTICABLE TO EACH INDEMNIFYING PARTY OF ANY ACTION COMMENCED AGAINST IT IN RESPECT OF WHICH INDEMNITY MAY BE SOUGHT HEREUNDER, BUT FAILURE TO SO NOTIFY AN INDEMNIFYING PARTY SHALL NOT RELIEVE SUCH INDEMNIFYING PARTY FROM ANY LIABILITY HEREUNDER TO THE EXTENT IT IS NOT MATERIALLY PREJUDICED AS A RESULT THEREOF, AND IN ANY EVENT SHALL NOT RELIEVE IT FROM ANY LIABILITY WHICH IT MAY HAVE OTHERWISE THAN ON ACCOUNT OF THIS INDEMNITY AGREEMENT. COUNSEL TO THE INDEMNIFIED PARTIES SHALL BE SELECTED BY THE INITIAL PURCHASER. AN INDEMNIFYING PARTY MAY PARTICIPATE AT ITS OWN EXPENSE IN THE DEFENSE OF ANY SUCH ACTION; PROVIDED, HOWEVER, THAT COUNSEL TO THE INDEMNIFYING PARTY SHALL NOT (EXCEPT WITH THE CONSENT OF THE INDEMNIFIED PARTY) ALSO BE COUNSEL TO THE INDEMNIFIED PARTY. IN NO EVENT SHALL THE INDEMNIFYING PARTIES BE LIABLE FOR FEES AND EXPENSES OF MORE THAN ONE COUNSEL (IN ADDITION TO ANY LOCAL COUNSEL) SEPARATE FROM THEIR OWN COUNSEL FOR ALL INDEMNIFIED PARTIES IN CONNECTION WITH ANY ONE ACTION OR SEPARATE BUT SIMILAR OR RELATED ACTIONS IN THE SAME JURISDICTION ARISING OUT OF THE SAME GENERAL ALLEGATIONS OR CIRCUMSTANCES. NO INDEMNIFYING PARTY SHALL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNIFIED PARTIES, SETTLE OR COMPROMISE OR CONSENT TO THE ENTRY OF ANY JUDGMENT WITH RESPECT TO ANY LITIGATION, OR ANY INVESTIGATION OR PROCEEDING BY ANY GOVERNMENTAL AGENCY OR BODY, COMMENCED OR THREATENED, OR ANY CLAIM WHATSOEVER IN RESPECT OF WHICH INDEMNIFICATION OR CONTRIBUTION COULD BE SOUGHT UNDER THIS
SECTION 7 OR SECTION 8 HEREOF (WHETHER OR NOT THE INDEMNIFIED PARTIES ARE ACTUAL OR POTENTIAL PARTIES THERETO), UNLESS SUCH SETTLEMENT, COMPROMISE OR CONSENT (I) INCLUDES AN UNCONDITIONAL RELEASE OF EACH INDEMNIFIED PARTY FROM ALL LIABILITY ARISING OUT OF SUCH LITIGATION, INVESTIGATION, PROCEEDING OR CLAIM AND (II) DOES NOT INCLUDE A STATEMENT AS TO OR AN ADMISSION OF FAULT, CULPABILITY OR A FAILURE TO ACT BY OR ON BEHALF OF ANY INDEMNIFIED PARTY. SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. IF AT ANY TIME AN INDEMNIFIED PARTY SHALL HAVE VALIDLY REQUESTED AN INDEMNIFYING PARTY TO REIMBURSE THE INDEMNIFIED PARTY FOR FEES AND EXPENSES OF COUNSEL, SUCH INDEMNIFYING PARTY AGREES THAT IT SHALL BE LIABLE FOR ANY SETTLEMENT OF THE NATURE CONTEMPLATED BY SECTION 7(A)(II) EFFECTED WITHOUT ITS WRITTEN CONSENT IF (I) SUCH SETTLEMENT IS ENTERED INTO MORE THAN 45 DAYS AFTER RECEIPT BY SUCH INDEMNIFYING PARTY OF THE AFORESAID REQUEST, (II) SUCH INDEMNIFYING PARTY SHALL HAVE RECEIVED NOTICE OF THE TERMS OF SUCH SETTLEMENT AT LEAST 30 DAYS PRIOR TO SUCH SETTLEMENT BEING ENTERED INTO AND (III) SUCH INDEMNIFYING PARTY SHALL NOT HAVE REIMBURSED SUCH INDEMNIFIED PARTY IN ACCORDANCE WITH SUCH REQUEST PRIOR TO THE DATE OF SUCH SETTLEMENT, PROVIDED, HOWEVER, THAT AN INDEMNIFYING PARTY SHALL NOT BE LIABLE FOR ANY SUCH SETTLEMENT EFFECTED WITHOUT ITS CONSENT IF SUCH INDEMNIFYING PARTY (1) REIMBURSES SUCH INDEMNIFIED PARTY WITH RESPECT TO THOSE FEES AND EXPENSES OF COUNSEL THAT IT DETERMINES IN GOOD FAITH ARE REASONABLE AND (2) PROVIDES WRITTEN NOTICE WITHIN 10 DAYS AFTER RECEIPT OF THE REQUEST FOR REIMBURSEMENT TO THE INDEMNIFIED PARTY SUBSTANTIATING THE UNPAID BALANCE AS UNREASONABLE, IN EACH CASE PRIOR TO THE DATE OF SUCH SETTLEMENT.

         CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in Section 7 hereof is for any reason held to be unenforceable for the benefit of an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred,
                  (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, from the offer and sale of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
                  (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements, omissions or breaches which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the offer and sale of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the sale of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the total commission received by the Initial Purchaser, if any, bear to the aggregate of such net proceeds and commissions.

                  The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

                  Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the total commissions received by it from the Company.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 8, each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the respective partners, directors, officers, employees and agents of the Initial Purchaser or any such controlling person shall have the same rights to contribution as the Initial Purchaser, while each officer and director of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

         REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, and shall survive delivery of the Shares by the Company.

         TERMINATION OF AGREEMENT.

TERMINATION; GENERAL. THE INITIAL PURCHASER MAY TERMINATE THIS AGREEMENT, BY NOTICE TO THE COMPANY, AT ANY TIME ON OR PRIOR TO THE CLOSING DATE IF, SINCE THE TIME OF EXECUTION OF THIS AGREEMENT OR, IN THE CASE OF (I) BELOW, SINCE THE RESPECTIVE DATES AS OF WHICH INFORMATION IS GIVEN IN THE 1934 ACT REPORTS, (I) THERE HAS OCCURRED ANY MATERIAL ADVERSE EFFECT, OR (II) THERE HAS OCCURRED ANY MATERIAL ADVERSE CHANGE IN THE FINANCIAL MARKETS IN THE UNITED STATES, ANY OUTBREAK OF HOSTILITIES OR ESCALATION THEREOF OR ANY OTHER CALAMITY OR CRISIS, OR ANY CHANGE OR DEVELOPMENT INVOLVING POLITICAL, FINANCIAL OR ECONOMIC CONDITIONS, IN EACH CASE THE EFFECT OF WHICH IS SUCH AS TO

MAKE IT, IN THE JUDGMENT OF THE INITIAL PURCHASER, IMPRACTICABLE TO MARKET THE SHARES OR TO ENFORCE CONTRACTS FOR THE SALE OF THE SHARES, OR (III) TRADING IN ANY SECURITIES OF THE COMPANY OR ANY OF ITS SUBSIDIARIES HAS BEEN SUSPENDED OR LIMITED BY THE COMMISSION OR ANY NATIONAL STOCK EXCHANGE OR MARKET ON OR IN WHICH SUCH SECURITIES ARE TRADED OR QUOTED, OR IF TRADING GENERALLY ON THE AMERICAN STOCK EXCHANGE, THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET HAS BEEN SUSPENDED OR LIMITED, OR MINIMUM OR MAXIMUM PRICES FOR TRADING HAVE BEEN FIXED, OR MAXIMUM RANGES FOR PRICES HAVE BEEN REQUIRED, BY ANY OF SAID EXCHANGES OR BY SUCH SYSTEM OR BY ORDER OF THE COMMISSION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS OR ANY OTHER GOVERNMENTAL AUTHORITY, OR (IV) A BANKING MORATORIUM HAS BEEN DECLARED BY UNITED STATES FEDERAL OR NEW JERSEY OR NEW YORK STATE AUTHORITIES OR (V) THERE HAS OCCURRED A MATERIAL DISRUPTION IN COMMERCIAL BANKING OR SECURITIES SETTLEMENT OR CLEARANCE SERVICES IN THE UNITED STATES. LIABILITIES. IF THIS AGREEMENT IS TERMINATED PURSUANT TO THIS SECTION, SUCH TERMINATION SHALL BE WITHOUT LIABILITY OF ANY PARTY TO ANY OTHER PARTY EXCEPT AS PROVIDED IN SECTION 4 AND SECTION 5 HEREOF, AND PROVIDED FURTHER THAT SECTIONS 1, 7 AND 8 HEREOF SHALL SURVIVE SUCH TERMINATION AND REMAIN IN FULL FORCE AND EFFECT.

         NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to Sandler O'Neill & Partners, L.P., as follows: 919 Third Avenue, 6th Floor, New York, New York 10022, Attention: Thomas W. Killian, Principal, with a copy to Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, Attention:
                        Edward F. Petrosky; and notices to the Company shall be directed to City National Bancshares Corporation, 900 Broad Street, Newark, New Jersey 07102, Attention:
                        Edward R. Wright, with a copy to St. John & Wayne, L.L.C., Two Penn Plaza East, 10th Floor, Newark, New Jersey 07105-2249, Attention: Lee A. Albanese, Esq.

         PARTIES. This Agreement shall inure to the benefit of and be binding upon each of the Initial Purchaser and the Company and their respective successors and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchaser and the Company, and their respective successors and the controlling persons and other persons referred to in Sections 1, 7 and 8 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; provided, however, that the parties hereto acknowledge that each Transferee is an intended "third party beneficiary" of this Agreement as set forth in Section 2(a) hereof. Subject to the previous sentence, this Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchaser and the Company and their respective successors, and said controlling persons and other persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

         GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
                        ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser and the Company in accordance with its terms.

                                       Very truly yours,

                                       CITY NATIONAL BANCSHARES CORPORATION

                                       By: /S/ EDWARD R. WRIGHT/S/
                                           -----------------------
                                           Name:  Edward R. Wright
                                           Title: Senior Vice President & Chief
                                                  Financial Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:
SANDLER O'NEILL & PARTNERS, L.P.

By:  Sandler O'Neill & Partners Corp.,
     the sole general partner

     By:   /S/ROBERT A. KLEINERT/S/
           ------------------------
           Robert A. Kleinert
           An Officer of the Corporation

                                                                         ANNEX A

                           [Certificate of Amendment]

                                                                         ANNEX B

The purchase price for the 7,000 Shares sold hereby is $970.00 (or 97%) of the liquidation preference per Share.

                                                                         ANNEX C

Pursuant to Section 5(a) of the Purchase Agreement, special counsel for the Company shall deliver an opinion in substantially the following form:

            (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New Jersey.

            (ii) The Company has corporate power and authority to (i) execute and deliver, and to perform its obligations under, the Purchase Agreement, the DTC Agreement and the Calculation Agreement and (ii) issue, sell and deliver the Shares to and through the Initial Purchaser.

            (iii) The Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

            (iv) (i) Each Significant Subsidiary is validly existing and in good standing under the laws of the jurisdiction of its organization; and (ii) all of the issued and outstanding shares of capital stock of each Significant Subsidiary are owned of record by the Company, directly or through other subsidiaries.

            (v) The deposit accounts of each of the Company's subsidiary depository institutions are insured by the Federal Deposit Insurance Corporation up to the maximum amount allowable under applicable law and, to the best of our knowledge, no proceeding for the termination of such insurance is pending or threatened.

            (vi) Each of the Company and its subsidiaries (i) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business and (ii) holds all approvals, authorizations, orders, licenses, certificates and permits from governmental authorities necessary for the conduct of its business, except where the failure to be so qualified or to hold such approvals, authorizations, orders, licenses, certificates and/or permits would not, singularly or in the aggregate, have a Material Adverse Effect.

            (vii) No consent, approval, authorization or order of, or filing, registration or qualification with, or notice to, any Governmental Entity is required under any law or regulation of the United States or the states in which the Company or the Company's subsidiary depository institutions are organized in connection with the authorization, execution or delivery of, or the performance by the Company of its obligations under, the Purchase Agreement, the DTC Agreement or the Calculation Agreement or the consummation of the transactions contemplated thereby, including the issuance, sale and delivery of the Shares to and through the Initial Purchaser, except as have already been obtained or made.

            (viii) The Purchase Agreement, the DTC Agreement and the Calculation Agreement have each been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Purchase Agreement by the Initial Purchaser, the DTC Agreement by the Agent and DTC and the Calculation Agreement by the Calculation Agent, as the case may be, each constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited under applicable law or public policy, and except further to the extent that enforceability thereof may be limited by the Enforceability Exceptions.

            (ix) The Shares have been duly authorized by the Company for issuance, sale and delivery pursuant to the Purchase Agreement. The Shares, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration therefor specified in such Purchase Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of Shares is or will be subject to personal liability by reason of being such a holder. The form of certificate used to evidence the Shares is due and proper form and complies with the applicable statutory requirements and with any applicable requirements of the charter or by-laws of the Company. The Certificate of Amendment has been properly filed in the Department of Treasury of the State of New Jersey.

            (x) The execution, delivery and performance of the Purchase Agreement, the DTC Agreement and the Calculation Agreement by the Company and the consummation by the Company of the transactions contemplated by the Purchase Agreement, including the issuance, sale and delivery of the Shares to and through the Initial Purchaser, will not result in any violation of the charter, bylaws or other organizational document of the Company or any of its subsidiaries, the terms of any indenture or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree of any Governmental Entity having jurisdiction over the Company or any of its subsidiaries, or any law or administrative regulation of any state applicable to the Company or any of the subsidiaries.

            (xi) Assuming (i) the accuracy of the representations and warranties contained in Section 1(a)(i), (xxiv) and (xxv) and Section 6(a)(i), (iii) and
(iv) of the Purchase Agreement, and compliance with the agreements contained in
Section 6(a)(ii), (iii), (iv) and (v) and Section 6(b)(ii) of the Purchase Agreement and (ii) that the Shares are sold in the manner contemplated by, and in accordance with, the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Shares by the Company to the Initial Purchaser and by the Initial Purchaser to its Transferees to register the Shares under the 1933 Act.

            (xii) The Company is not, and immediately following the consummation of the transactions contemplated by the Purchase Agreement and the application of the net proceeds therefrom the Company will not be, an "investment company" or entity "controlled" by an "investment company", in each case within the meaning of the 1940 Act.

In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of the State of New York, the laws of the State of New Jersey and the Federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of New Jersey or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to you and, as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

                                                                         ANNEX D

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, HEREIN AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF
(Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE COMPANY,
(B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR

OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, FURTHER AGREES THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD HERETO OR THERETO EXCEPT AS PERMITTED BY THE SECURITIES ACT.

            THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

            PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN LOTS OF AT LEAST 100 SECURITIES. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A LOT OF LESS THAN 100 SECURITIES PRIOR TO THE RESALE RESTRICTION TERMINATION DATE SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DIVIDENDS, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.